                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

         Date of Report (Date of earliest event reported): November 2, 2000

                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                     0-28218                       77-0319159
------------------       ------------------------          --------------------
  (State of              (Commission File Number)             (IRS Employer
incorporation)                                              Identification No.)

        3380 Central Expressway, Santa Clara, California         95051
-------------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)

                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1-4.

          Not Applicable.

Item 5.   OTHER EVENTS.

Affymetrix, Inc. (the "Company") announced that on November 2, 2000, the U.K. Court of Appeal unanimously held that the Company's purchase of the Beckman Coulter, Inc. microarray business on or before June 4, 1999 transferred to the Company a license to what have been called the "Southern Patents" which include United States Patent numbers 5,700,637, 6,054,270, 5,436,327, European Patent numbers 0-373-203, 0-386-229 as well as other related and unrelated U.S. and foreign patents. The decision reversed an April 2000 finding of the U.K. High Court in litigation brought against the Company by Oxford Gene Technology Limited. The Company's press release relating to the announcement is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not Applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits

The following exhibit is filed herewith:

Exhibit Number             Description
--------------             -----------
99.1                       Press Release

Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.






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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.

                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date: November 3, 2000





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




                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99.1                       Press Release







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